Listing Report:Supplement No. 65 dated Sep 30, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 420871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,978	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	markmarkmark	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (Mar-2008)
Principal balance:	$2,806.63	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Home Improvement
Purpose of loan:
Pay off Credit Cards and Cash on Hand?

My financial situation:
I am a homeowner with over 100,000 equity in my home, I own 2 cars outright worth about 20,000.?I am reliable, accountable?and trustworth.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 0?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?250
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1984	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	27 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,860	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	poetic-liberty8	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sons Wedding

My financial situation:
I am a good candidate for this loan because? I have a very stable job with my pay direct deposited and most of my payments are made the same way so I am never late on payments. I just need to out from under the new higher interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	48%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,761	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	upright-commerce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Live Aboard Boat
Purpose of loan:
This loan will be used to purchase a live aboard boat to save money.?The money we have been paying in rent will be used to invest in a boat (our new home).? We are a couple that both have steady, good paying jobs.? I have worked at Trader Joe's for almost 3 years, and my finance works full time at Food for Less as a manager for the last six years.? We currently rent and pay $1,200.00 a month.? We both have high credit scores, steady jobs, and no missed or late payments on bills.? We want that simple life style of living on a boat and?would rather invest our money in our home (a boat) then continue to throw away our rent.? We?know several friends and family that live aboard boats where we plan to live.? I was brought up around boats and am knowledgeable in this area. We are a young couple that is inspired by an alternative, simple lifestyle of living on a boat.? We need your help to make that big step, of boat ownership a reality.??

My financial situation:
I am a good candidate for this loan because we are trustworthy, responsible and aways pay our bills as evidenced by our good credit scores.? We are blessed to have good, solid jobs.??

Boat cost: $27,000.00
We have down/saved $7,000.00
Monthly maitennace $200.00
Moorinng $600.00 a year
Insurance/registration a year $500.00
Prosper loan approximately 750.00, paid off in 3 years.? Our rents current $1,200.00 + utilities.? We will immedatiely be saving at least 400.00 a month living on our boat than paying a landlord.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$82.95

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,154	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	appreciativesoul	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,300.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$1,842.01	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay credit cards/raised rates
Purpose of loan:
My family needs a total of?$2200. This is to pay down 2 credit cards which now have increased their rates to over 25% and to help?with $1200 owed for?animal emergency services and $400 for anonther unexpected auto repair (old car radiator replacement) that happened in the same month.? I would rather pay?the?interest to?prosper lenders and pay down the 2 credit cards (plus finish paying on my unexpected bills)?than?pay the higher interest?to the big creditors.

My financial situation:

This is a low-risk loan for five reasons:
1) I have an excellent track record of making all of my 1st prosper loan payments due so far on time.? I appreciate Prosper so much that I will always make my Prosper loan payment a priority over any credit card payments.
2) I have a rising credit score (mid-600s) with few?late payments;
3) I have?increased my family income by $500/month from a promotion I got last year.
4) I take paying my debts back very seriously.? My high DTI (debt-to-income ratio) may make me appear to be an extravagant spender but the credit card debts are primarily from a previous unemployment gap, special medical expenses, and veterinary expenses for over a dozen animal rescues.
5) I have requested that all my credit card accounts be closed, they have not been used in over 10 months and I have reduced my total credit card debt by about $8,000 in the past year.

My husband has been in his secure job for over nine years and I am now in a higher paying position. Our health situation is stable and the nonprofit organization I co-founded is able to cover most of the ongoing, regular rescue work costs that I used to pay for myself. However, I did decide to help with the costs of two animal emergences (life-or-death situations) that the organization did not have the funds for.? This created a new financial squeeze, especially because the animal emergency services came at the same time as?yet another unexpected auto repair on an old not-quite-a clunker auto (it missed qualifying by 1 mpg). The rate jumps on two of the credit cards have added to this difficult time.

I would be eternally appreciative of anyone willing to help my family during this new financial squeeze. I'm making great progress on my overall debt and still? plan to be on the other side of ?prosper? some day.? Thank you for considering this loan request.? My husband and our furry kids will also be appreciative of any level of support you are able to provide.

Monthly net income:?$3500 (husband & I combined)?

Monthly expenses:??currently re-working my budget
??Housing: $964/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1997	Debt/Income ratio:	52%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Alish1974	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$4,381.37	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Help me pay down my debt!!
Purpose of loan:Debt Consolidation ???
My financial situation:

I had an illness and spent some time in the hospital and now I have to pay off that and other debt from my credit cards. If I am able to combine some of he debt it will considerably lower my monthly payments.
I am a good candidate for this loan because I have a stable work history and am not delinquent with any of my current bills. I pay on time every month, always and I pay all of my debts equally.Fortunately my job is secure, business is booming and I have worked for the same company for over three years.?You can reap the benefits, not the credit card companies!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1986	Debt/Income ratio:	52%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,703	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Aug-2007) 600-620 (Jul-2007) 520-540 (Nov-2006)
Principal balance:	$1,634.55	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Grandma Got Runover by a Reindeer
I am a 63 year young and lively step-mother of 7 (all grown), 24 grandchildren, and?6 great grandchildren.? I have been married for almost 10 years.? I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be laid off six months later and back on disability.? I have been working part-time for more than a year.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I have paid off all of?my old debts over the past five years.??I would like to consolidate?my current debt and so I can cut down on my monthly "outgo".? ALL my?debts are CURRENT, despite the low FICA score. I have NO delinquent accounts.? I am working on getting my credit?report cleaned up but it takes time. ?My monthly disability income is:? $1366.00.? My part-job brings in an average of $230.00 each week.? My husband lost his job in 2008, but was able to find a lower paying job, but?we had to move to accomodate his new job and that set us back a bit.?He pays the mortgage, utilities, insurance and some of the?household necessities.? I pay for my car,?my bills, and some of the household bills.? I need a new prosthesis and my co-pay will be about 20% of the total bill.? This loan will help me to lower my monthly payments. Car payment????????????????????????????????????????????????????????????$434.00
Credit cards, medical?& other bills?????????????? ????????????????750.00??
NYAARP - Life Insurance???????????????????????????????????????????? 37.00
Existing Prosper Loan????????????????????????????????????????????????143.00

Total Monthly Expenses:?????????????????????????????????????????$1364.00

I have always been current on my existing Prosper loan.?I thank you for taking the time to consider this loan for this loan.? If you have any questions, please do not hesitate to contact me.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	38%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	23 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,893	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-compassion-lionheart	Borrower's state:	Colorado	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-740 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	800-820 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Potential Property Purchase
Purpose of loan:
This loan will be used to expand my real estate business.? I am actively searching for new investment properties to rent or fix and resell.? I own 17 rental?units among 8 different physical buildings?and have successfully rehabbed (purchased, repaired and sold) 5 properties in the past 12 months.? I have completed multiple educational courses surrounding real estate investing and have been successful in this very difficult real estate market.?

My financial situation:
I am a good candidate for this loan because all of my rental properties have positive cash flow--none of them return less than 10% with some in the 30% - 50% return range.? My credit is good and I have a spotless payment record.? I have a full time job that is fortunately not in any danger of disappearing so I have multiple avenues to insure repayment of this loan.? I have also received and repayed a loan through Prosper in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$29,839	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-arrow	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Halfway House
Purpose of loan:
This loan will be used to buy a foreclosure and convert it to a "halfway house" for recently released offenders from the Department of Corrections.

My financial situation:

I am a good candidate for this loan because:

I have been doing this for the last 3 years.?I have a good working relationship with over one dozen Parole Agents from the Department of Corrections.?I can rent by the room.? I currently have 1 duplex with 6 rooms(3up/3down)? reserved for the DOC at 100% capacity!1 room can cover the financing for the new duplex.?The State pays the initial rent for new parolees in most cases.??Neighborhood restrictions make it extremely difficult for them to leave.? They are often very thankful and respectful of the property.?I have tenants who want to move there now.? Once it is full, I will have?6 rents to assist with the payback and miscellaneous expenses.My tenants are not?picky and are also very handy.? There is no rush to fix cosmetic repairs and make it "rentable" in the traditional sense.Asking is $29,900.? Code violations appear to be minimal. I have skin in the game
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,923	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	payment-vista	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
one monthly payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$219.63

Auction yield range:	4.18% - 17.90%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	43%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,585	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ICON	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 96% )	720-740 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	2 ( 4% )	700-720 (Feb-2008) 740-760 (Aug-2006)
Principal balance:	$5,535.11	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Need funds to consolidate debt .
Hello,

Monthly Net Income : $3,100-$3,300

Monthly Expenses:??

?- Insurance : $350
?- Car Payment : $353 (will be paid off?Dec 2009, 2000 Lexus GS 300)
?- Food : $400
?- Cell Phone/internet : $250
?- Gas : $300
?- Entertainment : $600
?- Credit Cards:? $500
?- Rental homes:?$300 (mostly due to repairs)

Total:? $3,053
?- I am a native of the San Francisco Bay Area.? I am seeking these funds to consolidate some misc. debt.??I have two credit cards at $3,800 plus $4,300 currently at 21%?and 25%.?? I am an insurance broker by profession and own?a business as well.? My living expenses are minimal as I live at home and have no rent.? I own 4 homes in Texas and 1 home in New Mexico (equity $130,000 +).? Please feel free to ask me any questions you have.?

Thanks,

Mitchell
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1988	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,867	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	proper-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating and house repairs!
Purpose of loan:
This loan will be used to?

Pay down some of my cards and start in on repairs for the home that i will sell in spring 2010.

My financial situation:
I am a good candidate for this loan because?

Money is tight and have a bit of debt. Separated and headed for divorce....so times arent so good per say. However, in spite of all that the future is bright as i head for a fresh start with a new someone special. Though debt is high, after the house that i own in partnership sells (located in one of the more upper-scale areas of california), which will go on the market in spring 2010, my financial situation will improve greatly. I have always held a quality job, never been fired or laid-off even in the worst of times. And even in tough times, always make sure paying my bills is a priority over other things such as liesure activities or otherwise. Being a responsible debt re-pay-er is something i pride myself in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$344.31

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	2y 9m
Amount delinquent:	$231	Revolving credit balance:	$27,056	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensational-wealth	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and loans
Purpose of loan:
This loan will be used to consolidate credit cards and loans. This year I had a furnace and 2 cars break. I also took a pay cut so I took some loans with undesirable rates to get by until the cuts were over. The cuts are over now and I have been paying consistently but could use a rate break.
My financial situation:
I am a good candidate for this loan because I have been able to pay all my debts on time and without fail even at the undesirable rates. I am hoping refinance a rental property in January when the mortgage industry will allow me to that will pay off this debt but more reasonable rates would be a life-saver.
I have a stable job and just need to simplify things allowing funds for my child and his education.
Monthly net income: $ 5586.00

Monthly expenses: $ 4930.00
??Housing: $ 2230
??Insurance: $ 180
??Car expenses: $ 180
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1050 (better interest rate would greatly reduce)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,517	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SYBRANTIV	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,118.48	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to pay off?the remaining balance of my first Prosper loan along with?outstanding personal loans.

My financial situation:
I am a good candidate for this loan because I have a stable job, strong work ethic, and honor my word.? In additon, I have consistentley been paying on my first Prosper loan for over 2 years without a delinquent or missed payment.??

Monthly net income: $4,100

Monthly expenses: $
??Housing: $1,200
??Insurance: $100
??Car expenses: $0?
??Utilities: $150
??Phone, cable, internet: $50
??Food, entertainment: $300
??Clothing, household expenses $150
??Credit cards and other loans: $350
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,378	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	generosity-beeper	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House remodel
Purpose of loan:
This loan will be used to? Remodeling a condo to sell it

My financial situation:
I am a good candidate for this loan because? I'm professional in construction industry and can do a complete remodel at very little expence

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 55
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	42%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	contract-allotment	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off credit card debt.? I have two cards that the intrest rate is 31.99%.? They went from 18.99 to 31.99 overnight and the banks will not lower them,? At that rate, it will take several years to pay off.? I want to colsolidate the cards to one payment.? This wiil not only help me pay the debt down quicker, but also give me a realistic goal to achieve.?

My financial situation:
I am a good candidate for this loan because I am determined to continue to be responsible financially. I have significantly improved my credit standing over the past few years, and I am meeting all of my financial obligations currently.?? The high balance on my credit cards are?the reason my credit score is down.? The balance on my cards are high because of some past medical issues and unplanned housing expenses.??I am?trustworthy and committed to being responsible. I have worked for the same company for?5 years and have been employed for 14 years.? I would greatly appreciate the help!

Monthly net income: $ 2200

Monthly expenses: $ 1600
??Housing: $ 0 Wife pays
??Insurance: $ 0 Wife pays
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,699.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.86

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1994	Debt/Income ratio:	63%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	81	Length of status:	1y 7m
Amount delinquent:	$1,229	Revolving credit balance:	$7,877	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	7
Screen name:	JILLNJACK2004	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,025.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Dec-2007) 620-640 (Nov-2007) 560-580 (Jul-2007)
Principal balance:	$529.17	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
3rd Attempt at 2nd Prosper loan!!!
Purpose of loan:
Need to pay off my credit cards, I have several with high interest, low balances that I want to close and get rid of entirely.?
My financial situation:I have worked in the health care industry for the last 20 months and have recently relocated to Colorado.? I need to eliminate my cc debt!!? I have a current loan with Prosper~this would be my 2nd loan.? I have paid consistently for over a year and have paid off half my loan.? I want to explain that I did have a bankruptcy in 2004 that was discharged (due to a nasty divorce) and I have been consistently working to get the other negative items off of my credit. I know that my credit is showing some negative things right now, but I am in process of trying to get some things removed. ?
Monthly net income: $ 1800????????

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 140
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 150
??Food, entertainment: $ 30
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$274.63

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 9m
Amount delinquent:	$6,841	Revolving credit balance:	$21,064	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	660-680 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Jul-2009) 640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
3rd Loan-Paid Off 30k-24% Fair Rate
Purpose of loan:
I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? 24% is obviously not the maximum rate but surely my previous Prosper history is worth something.? $30,000 paid back is quite an accomplishment.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 3715 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.?

I am also a lender on Prosper and have had 5 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.??The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any doubts about paying back this loan.? For this reason I understand that a higher rate must be demanded so I am increasing my percentage from 14% of my previous loan to 24% interest rate.? This is an extremely fair interest rate in my opinion.? Based on all of the above, I can guarantee payment of this loan.? I have learned from Prosper that a 24% rate paid back loan is way better than a 35% defaulted loan!? Wouldn't you agree?

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $1000 a month.?

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 275.00

? TOTAL: $ 5090.00

? Monthly Left Over: $ 1910.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,225	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Yankeehill	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a house
Purpose of loan:
This loan will be used to purchase a house. this will be my 31st purchase and i currently own 20 houses, i have?purchased 9 houses in the last 24 months for a avg price of 15k
.
My financial situation:
I am a good candidate for this loan because ive been a real estate investor for 15 years and full time for 4 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	16%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,591	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-bopper	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Committing to my soulmate!
Purpose of loan:
This loan will be used to purchase the dream engagement ring I've always wanted for my girlfriend.? I've been able to negotiate an amazing deal on a ring worth double the price and need some help making the payment in full.? There's a very good chance I will pay off this loan within a year considering my steady (and growing) income as compared to my low cost of living in Austin.? My credit score was significantly better but I was laid off for 4 months at the end of 2008 and struggled to keep my card balances low.? I have never been late on a single installment loan in my life and won't be starting now!? Needless to say, you will receive a great return from a responsible payer while helping to fulfill our dreams.

Thank you in advance.

My financial situation:
I am a good candidate for this loan because I consistently pay my bills on time and my income will continue to grow significantly for the next few years.? I work in sales (with a $48,000 base salary, average of $1,200/month commission, most expenses covered by my employer) and have grown my income month by month since starting in this role.? It will continue to grow as I work in a very stable industry & location (healthcare in Austin), with a well-established, economically-conservative company that has grown over 20% year-over-year since its inception.

Monthly net income: $ 4,330

Monthly expenses: $
??Housing: $ 550 ($1100 split with my girlfriend)
??Insurance: $ 87
??Car expenses: $ 91 (with $300/month paid by employer, all gas included)
??Utilities: $ 124
??Phone, cable, internet: $ Paid by girlfriend
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 326
??Other expenses: $ 100

End of month available net income for savings/loan payment
$2,602
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$527.66

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1986	Debt/Income ratio:	22%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	3y 3m
Amount delinquent:	$89	Revolving credit balance:	$30,310	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ForeverSmiling	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanting to Tie the Knot
Purpose of loan:
I am reaching out to the Prosper community to help in the financing of an engagement ring for my true love.? If there was a way to share the story of a true fairytale love without writing entirely too much, I would.? However, since space is limited here and to respect everyone's time, I will say that our lives are truly fulfilled since we have met and it seems that the day cannot come soon enough for me to give her the ring she has always dreamed of having.? This loan will be used for that purpose as well as taking care of the special arrangements I have planned when I ask her to marry me.

My financial situation:
I am a good candidate for this loan because I have demonstrated financial responsibility throughout my life.? I was a business owner, a homeowner at one point but sold the property when I relocated to my current state, and I haven't over-extended myself too much.? Some of the current credit card debt is from my sold business which I am on target to become debt free within a few years.? The Prosper community has been recommended by several of my friends.? Please help my cause to fulfill our dream of finally getting married.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$317.04

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1985	Debt/Income ratio:	7%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$120,078	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1trustworthy1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Looking to Payoff Debt
Electrical?Engineer with Strong Professional and Financial Background.
Excellent Credit Rating! NO LATE PAYMENTS.

Have paid-off several mortgages, car loans, and other financial obligations.

My wife is pregnant with our 2nd child. We are looking to pay off outstanding debt incurred over the last 2 years,?and buy a larger home for our expanding family. I have a Stable 24 Yr. Career in the Aerospace Industry and am currently employed. My wife has been an administrator at a growing independent school in our area for the past 3 years.

Assets:
401k Fund with Multiple 6 Figures $$$
Primary Residence with $80,000 in Equity
Rental Property with $75,000 in Equity.

Current Debt:
CC #1 $9,500
CC #2 $4,500
Car Loans: None -?PAID in FULL
TOTAL Short Term Debt: $14,000

Monthly net income: $11,000+ net (includes wife?s salary and rental income)

Monthly Expenses:
Housing: $ 2,785 PITI Performing mortgage
Rental Property $ 450 PITI
Life & Health Insurance: $ 975
Gas & Electric: $ 150
Phone, Cable, Internet: $ 175
Credit Cards: $450
Misc (Food, Clothing, Gas, Etc.) $ 1500
Total: $ 6,485

I have been paying off these credit cards loans as fast as possible. My wife and I both have stable jobs.? In addition to consolidating my current short term debt and free up my available credit lines, I am looking to further improve my credit score by increasing my percentage of available balances. This will also allow me to save more money for a down payment on our new home and obtain a better mortgage rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	17y 5m
Amount delinquent:	$1,689	Revolving credit balance:	$380	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ljc085	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$1,040.29	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off pay day loans
Purpose of loan:
This loan will be used to? pay off pay day loans

My financial situation:
I am a good candidate for this loan because?Paying these loans off will free up 400.00? a month. WE ARE CURRANT ON ALL OUR BILLS NOW THAT MY WIFE WENT BACK TO WORK THIS MONTH.?JUST NEED TO PAYOFF?THE PAYDAY LOANS TO GET BACK ON TRACK AGAIN, THANK YOU FOR ALL YOU HELP

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1534
??Insurance: $ 150
??Car expenses: $?377
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $450
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1995	Debt/Income ratio:	36%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$154,572	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	coolynglibrn	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 5 Small Credit Cards
Purpose of loan:
This loan will be used to consolidate 5 small credit cards so that I have only one payment and am sure to pay it off in three years.

My financial situation:
I am a good candidate for this loan because I am never late on a payment and I want to start eliminating all of my debt one card at a time.? ?

Monthly net income: $ 5362

Monthly expenses: $
These are shared expenses with my spouse
??Housing: $ 2100
??Insurance: $
??Car expenses: $600 (gas, insurance, note)
??Utilities: $?150
??Phone, cable, internet: $ 200
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2100
??Other expenses: $ 418 child care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.01%	Starting borrower rate/APR:	13.01% / 15.15%	Starting monthly payment:	$151.64

Auction yield range:	4.18% - 12.01%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$55,978	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny-currency	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Rate to Pay Off A Credit Card
Purpose of loan:
This loan will be used to pay off one credit card at a lower?fixed rate.??

My financial situation:
I am a good candidate for this loan because I ALWAYS pay my debts on time all the time.? I have never missed a payment in 10 years.? I will simply be making the same payment I would be making to the credit card company?to Prosper, but doing that at a lower, fixed rate only makes sense!? = )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1995	Debt/Income ratio:	37%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,435	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diligent-worth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay off credit cards i got into a situation and need help.

My financial situation:
I am a good candidate for this loan because? i will pay everything off in full. i dont try not to pay my bills.
i have worked at the same job for 17 years. thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	28%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,640	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 83% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 17% )	620-640 (Aug-2009) 640-660 (Aug-2008)
Principal balance:	$1,450.09	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3210

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	43%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	5y 1m
Amount delinquent:	$5,300	Revolving credit balance:	$3,630	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jul-2009) 620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$433.31	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off debt

Total? Monthly expenses ($965)?The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Insurance $260
Car $350
Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Total? Monthly expenses ($965)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 23.37%	Starting monthly payment:	$348.39

Auction yield range:	3.18% - 22.00%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	20.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	32y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brilliant-dinero5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
'Helping My Sister"
Purpose of loan:
This loan will be used to? help my Sister.? We all need help at one time in our lives and She is in need at this time. I am updating information on a loan request I had applied for previously, but was not fully funded.? I was asked why I had (1) one negative report on my credit bureau report.? I had not checked my credit report in two years and did not have a answer.? I do now.? Capital-One and I had a battle over money I did not owe.? They won and I lost.? I did pay the $850.00 and they reported it to the credit bureaus.? I did not realize they did this.? I thought it was only for a bankruptcy.? I really do not want to take the money out of my 401k unless there is no other alternative.
Thank you for considering this loan.

My financial situation:
I am a good candidate for this loan because?I am creditworthy with stability of the same job, house and married to my Wife for over 30 years.
Have even lived in the same state all my life with the exception of my time with the Army.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1985	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	21y 8m
Amount delinquent:	$2,350	Revolving credit balance:	$15,643	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-merry-maker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off-credit card, pd loan
Purpose of loan:
To pay off bad decisions in order to be able to make better ones (save and pay in cash) financially from this point forward.?

My financial situation:
because I now have weekly income from working full/part-time.??

Monthly net income: $3,400 to 4,200?

Monthly expenses:? @$2,700
??Housing: $ 800
??Insurance: $ 500
??Car expenses: $ 300
??Utilities: $ 400
??Phone, cable, internet: $ 100?
??Food, entertainment: $250
??Clothing, household expenses $250
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1977	Debt/Income ratio:	107%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	25 / 21	Employment status:	Retired
Now delinquent:	0	Total credit lines:	56	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,943	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kitkat314	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gold Trading
Purpose of loan:
I?will use the funds from this loan to invest in a gold buy & sell?program as follows:

GOLD INVESTMENT?PROGRAM
MAIN FEATURES:? BUY-SELL-GET PAID (it is that SIMPLE)
NO COMPLIANCE
START DATE:???? JULY 1, 2009
PRODUCT TYPE:? Kg of GOLD ? COST PER KG:??$20,000.00(Discounted)
PROFIT PER KG:??30% (EXP BELOW)
REGULATED BY:??INTERPOL
AFFILIATE FEES:?JV AGREEMENT? ALLOWED.? With 10% Intermediary payment?REQUIRED on all orders TRANSACTED.? (see?below)
TIME TABLE:??? 30-35 DAYS FROM?INITIAL INVESTMENT?TO PAYOUT (see below)
MINIMUM/MAX:? 1? KG to ?
CONTRACT REQ :????? NONE, CLIENT MAY?OPT OUT ANYTIME?THEY WISH.??Once a client is in, we can make this program available to them til the year 2020.? Our group has contract's now in place on your behalf until this date.? The client can? opt out at anytime, if they wish to!? There are NO contract requirements, client can get in this week, get paid and get out!? It is really that simple. ?OR? if they wish to?pull out their initial investment or ?re-invest the total of their investment return the following week they can.? It is totally left up to the client to decide how they wish to handle their investment.??The average return on a savings account is 2-4% per month and this type of return guarantees an average return of?30% minimum (based on purity) per month.? On a HARD ASSET SUCH AS GOLD, the possiblities of what you can offer your client is endless.? ALL THIS FROM A $20,000.00 INVESTMENT which the client can leverge on any amount they would wish to repurchase the following order period. ?? THIS IS VERY REALISTIC, CONTINUOUS, NON CONTRACT BINDING INVESTMENT PROFIT THAT THE CLIENT CAN USE HOWEVER THEY WISH.? ? AND IT ALL STARTS WITH A MINIMUM INVESTMENT OF?$20,000.00.??

My financial situation:
I have proof of the surety of this investment program.? I am a very honest and conscientious person, and if necessary, would be willing to liquidate my assets to repay the loan.

I WOULD BE MORE THAN HAPPY TO SHARE THIS INVESTMENT OPPORTUNITY WITH ANY OF MY INVESTORS WHO HAVE AN INTEREST.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1986	Debt/Income ratio:	73%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$51,668	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	glowing-auction	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to make a fresh start
Purpose of loan:
This loan will be used to pay most of my credit card bills.? I have put together a budget so that I can stay on track.?

My financial situation:
I am a good candidate for this loan because I currently pay all of my bills on time and I have never defaulted on any of my monthly payments.? The fact that I make all of my payments on time definitely qualifies me for a loan.? I am more than capable to make monthly payments with my current salary.? My current employer can also guarantee a loan if needed.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1989	Debt/Income ratio:	55%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,739	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	10
Screen name:	benjamins-zeus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying debts
Purpose of loan:
Wife has left me and emptied bank account without paying bills.? I need the money NOW to pay the bills and prevent further late fees.

My financial situation:
I am in a good situation for now, but will get worse since I cant pay the over due bills.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 120
??Car expenses: $?600
??Utilities: $ 80
??Phone, cable, internet: $ 60
??Food, entertainment: $ 20
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	28	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,892	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	p2p-drum	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:This loan will be used to consolidate my credit bills. The banks have increased the rates on our credit cards to 33% without us being close to being over limit or any late payments. You can earn the interest versus the BIG Banks.

My financial situation:I am a good candidate for this loan because I am work fulltime, my wife receives a pension and we are excellent budgeters. We had some hard financial times due to medical bills in early 2003 but we have worked hard to raise our credit score back above 700. Our income is more than sufficient to pay the amount projected.

Monthly net income: $ 8900

Monthly expenses:
Housing: $ 1219??????
Insurance: $ 77
Car expenses: $ 100??????
Utilities: $ 195??
Phone, cable, internet: $ 115??
Food, entertainment: $ 300??
Clothing, household expenses $ 500??
Credit cards and other loans: $?600 (Way above minimums)??
Other expenses: $ 400 (Medical) This will be an excellent investment for investors to earn a very good return and be secure that they will be paid in full!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,320	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Richmond	Borrower's state:	NewYork	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay of CC debt
Purpose of loan:
This loan will be used to? Pay off credit card

My financial situation:
I am a good candidate for this loan because?this loan is th total off my outstanding debt, i have no other debt, I have excellent credit and i value that during these times. I paid my last prosper loan off ON TIME EVERY TIME and will do the same with this.I believe, do good things and good comes back to you, this is a great business opp.

Thanks for taking the time

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$466.97

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$810	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ore-genius	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off-consolidate student debt
Purpose of loan:
This loan will be used to??To pay back debt to my mom and boyfriend; who helped me pay my bills while I went to school full-time I am seeking non-traditional financing since a lot of my income wil be under the table tips. I haven't included under the table income in the numbers shown.

Financial Situation:
I am a good candidate for this loan because? I have great credit and pay my bills on time. I will be working two jobs starting October 5th. I am driven, responsible and determined to make good on my debts. I am living with my boyfriend who covers most of our monthly living expenses, giving me the opportunity to get ahead on my student debt.

Monthly net income: $?2300 - not including the tips I will be making waiting tables and working at a salon.

Monthly expenses: $
??Housing: $ 150
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $?250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1979	Debt/Income ratio:	26%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,646	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	platinum-nest3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Based Activity
Purpose of loan:
This loan will be used to start a home-based activity.?

My financial situation:
I am a good candidate for this loan because I am assertive and?I am looking forward to making a lot of money with this activity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1987	Debt/Income ratio:	46%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	3y 3m
Amount delinquent:	$2,975	Revolving credit balance:	$23,004	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exponential-responsibility0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses and Credit Card
Purpose of loan:
This loan will be used to pay some upcoming medical expenses and reduce debt?

My financial situation:
I am a good candidate for this loan because of steady employment, payment history?and income including spouses salary?

Monthly net income: $ 9850

Monthly expenses: $
??Housing: $ 3200
??Insurance: $
??Car expenses: $ 725
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$154.84

Auction yield range:	8.18% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1992	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	30y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,515	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Coloradofitness	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Painting outside of house
For additional information that will not fit here, please check my profile.

Thanks for looking at my listing.

Purpose of Loan:
This loan is for the cost of having the outside of my house completely repainted.? The house will be 10 years old this coming December.? I purchased the house in September of 2002.? I had plans to have the outside of the house repainted this year.? I wanted to get it ready for the winter,?the outside does need repainting.? I was planning on using saved money to accomplish this.??However, about 4 weeks ago, I had a leak in my upstairs master?bathroom.? It put?enough?water down to the ceiling of my family room to damage sheetrock and a small area of carpet.? I had the leak completely repaired, and a restoration company came in, dried everything out, and removed damaged sheetrock and some of my carpet.? I have had the sheetrock repaired?completely.? My insurance claim (already have received my claims check) covered the repairs done so far plus a considerable amount of carpet replacement.?I am using the insurance claim money and the money I had set aside for painting my house, to upgrade to wood floors, now is the time for this upgrade.?The wood floors are going will be completed today.? But I still need to get the house painted.??I have had three estimates, on the painting, got a good contractor lined up ready to go, but need to take a Prosper loan to pay for it, don't want to pay the high interest rate with someone else than Prosper.? The weather has still been good enough to paint.?

I take great pride in my home, and I am working on increasing its value in the uncertain economic time.?

My financial situation:I am a good candidate for this loan because I have a secure job with the federal?government for over 30 years, and I have been at my part time job at a local wholesale club for over 9 years.? I am stable. I've lived at the same address for the last?7 years since purchasing my house in September of 2002.
My?gross monthly income is $9,340 per month from my full time job, and my part time job.? I have had one previous prosper loan that?is paid off with no late payments.? ?I have had no late payments in the past 9 years since my previous divorce, (no child support or alimony).? I don?t mind working hard for my goals I have set for myself.?
Net Income:????? ?$6,473month
Mortgage???????????$1,800 /month (inludes insurance and taxes)
Auto Payments??$650
Food?????????????????$400
Credit Card pymt $600
Auto insurance??? $145
Utilities???????????????$475
Misc/entertainment? $200

Repayment:
This loan will present no problem for me to repay.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	27%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	5y 3m
Amount delinquent:	$758	Revolving credit balance:	$11,251	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	theonlykey	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards that I used to fix a problem with my house.
The one mark on my credit only seems to pull on this report. It is not on Equifax or TU. It was from a job transfer about 7 years ago and it is for a lease break that wasn't broken. It was resolved 7 years ago and I can't seem to get it removed from Experian. I need this loan to be under 13% or else I will just go to my credit union.
My financial situation:
I am a good candidate for this loan because?
I just got in a bind a few months ago with a landscaping project to fix a foundation leak on my house.?After using my credit cards to fund it they?went up to 16% from 8%...not good. I do not trust the credit card companies anymore if they can raise your rate for no reason. So I am looking here instead. I am wanting to pay this down rather quickly.

Monthly net income: $
?On avergage depending on store volume. $4700

Monthly expenses: $?
I am diligent with my money this was an unexpected expense.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2005	Debt/Income ratio:	25%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,180	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bearer524	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008)
Principal balance:	$752.19	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Registering my car
Purpose of loan:
I have not paid the sales tax yet on my new car so I will use it to register my vehicle. My tags are currently expired and I would really like to make my car legal.
My financial situation:
I am a good candidate for this loan because I have paid on all of my prosper loans without? default and will continue to do so in the future. I could really use the help and do not mind paying a high interest rate for that help. Thank you for eveyones consideration.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 85
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 125
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	23.97%	Starting borrower rate/APR:	24.97% / 27.28%	Starting monthly payment:	$874.37

Auction yield range:	17.18% - 23.97%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1977	Debt/Income ratio:	71%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	37y 1m
Amount delinquent:	$0	Revolving credit balance:	$90,296	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peaches21	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$2,644.66	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
PAY CREDIT CARDS
Purpose of loan:
(explain what you will be using this loan for) To repay a personal loan,2009 taxes,pay off credit cards?and help my family with expenses. I am christan and I really need this loan, please find it in your heart to help me . GOD BLESS

My financial situation:
(explain why you are a good candidate for paying back this loan) I am a honest person and will repay.? Please help me!!!!!

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 1135
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 600
??Credit cards and other loans: $
??Other expenses: $ 308
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,700	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dignified-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off our high-interest rate credit cards.

My financial situation:
I am a good candidate for this loan because? I believe in paying what you owe. We've just hit that proverbial brick wall. My wife has struggled to get back into the?job market after being a stay-at-home mom the past six years. She has been working a year at her current job but?is looking to improve her financial position.?I have been at my government job for 13 1/2 years. I have overtime about eight months out of the year but we're currently in that 2-4 month dry period. This loan will help get some of the worse debt off our shoulders and give us room to focus on paying down the lesser issues.?My wife and I are committed to being?debt free within three years, if not sooner.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 130
??Car expenses: $ 600
??Utilities: $ 350
??Phone, cable, internet: $ 120
??Food, entertainment: $ 150
??Clothing, household expenses $?
??Credit cards and other loans: $?550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$502	Revolving credit balance:	$2,463	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mighty-velocity6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Season
Purpose of loan:
This loan will be used to purchase new computers, office supplies and professional tax softwares.
My financial situation:
I am a good candidate for this loan because I already have over 300 clients who simply need to be notified where my new office will be located.? I have been a tax preparer at home for the past 6 years.? I am moving
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1989	Debt/Income ratio:	5%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$4,398	Revolving credit balance:	$179	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	terrific-duty	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to?to help my daughter with her wedding?

My financial situation:
I am a good candidate for this loan because? I will pay this back

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 1850
??Insurance: $ 85
??Car expenses: $ 0
??Utilities: $ 110
??Phone, cable, internet: $?60
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,361.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$274.30

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	54%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,653	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodgirl139	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$4,588.45	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
No lates in 10 years!
To prove how serious I am about paying off debt, I closed all but ONE of my credit card accounts today!? I am on a mission to get out of debt, not incur new debt!

Purpose of loan:
I will be consolidating credit card debt for the convenience of having one payment, and hopefully get a better interest rate than what the credit card companies are doling out these days!? I know that by closing the credit card accounts before actually transferring and/or paying off isn't the best thing for my credit score, but I want to make sure everyone understands that I am very sincere in my desire to get out of debt sooner rather than later!? Your vote of confidence in me will prove safe and secure!

My financial situation:
I am a good candidate for this loan because I have proven my worth through on time payments, often more than the minimums, on all of my debts?for the last 10 years!??We have?two household incomes,?and I receive?bi-weekly child support from my ex husband for my two children.?

Monthly net income: $ 2602 (This includes my wages and child support but NOT MY HUSBAND'S WAGES of 37,000/yr)? However, the monthly expenses are TOTAL for both of us, not just my "share".

Monthly expenses: $?2326.76
??Housing: $ 699.86
??Insurance: $ 95 (This is for auto and home)
??Car expenses: $ 163.90
??Utilities: $ 125
??Phone, cable, internet: $ 71
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 772 ($432 of this will be consolidated with this loan, leaving only?$340/mo)
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	52%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$68,804	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chaggiie	Borrower's state:	Illinois	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Inventory for start up
Purpose of loan:
This loan will be used to buy inventory for an L.E.D. bulb business.

My financial situation:
I am a good candidate for this loan because I have already borrowed from Prosper before and paid early.?

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1994	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,618	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	autonomous-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off CC's w/ a lower rate
Purpose of loan:
This loan will be used to? pay off my high credit card bills so i can just focus on my lower 14% rate visa cc.

My financial situation:
I am a good candidate for this loan because?because although a little sluggish on pmts, I make due and follow-through even though I sometimes pay a late fee. I also will be starting 2 businesses in a few months and pre-approved for a business loan of $185,000 via SBA lender and I have about $40,000 in liquid cash in my bank account with an extra $40,000 arriving this November. Making good with my payments are easily sustainable.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	37	Length of status:	0y 3m
Amount delinquent:	$70	Revolving credit balance:	$16,775	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	decisive-market5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Loan
Purpose of loan:
This loan will be used to start an indoor off-leash dog park in Seattle, WA. In Seattle alone, there are over 50,000 dogs registered and with 120+ days of rain per year, there is no facility available for dog owners to exercise their dogs indoors. The facility will also offer daycare, overnight cage-free care, obedience classes, events and a lounge area including a cafe for owners. In order to start this business, we need capital to finance costs for staffing, marketing, warehouse space, astro-turf, drainage, heating and other expenses. The revenue projections for the first year of business factor for over $1 million in revenue. We have already acquired a domain for the business- http://www.urbanmuttseattle.com. We plan to expand in the next three years to three facilities in the Seattle area.

My financial situation:
I am a great loan candidate because I already have other financial backing from investors as well as a mid range credit score. I have been an executive at several startup companies and currently run a successful consulting company as well. I know how to attract capital and successfully repay loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$375.68

Auction yield range:	8.18% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	31%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,559	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	gbaa	Borrower's state:	Utah	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	800-820 (Latest)
Principal borrowed:	$5,999.00	< mo. late:	0 ( 0% )	560-580 (Sep-2006) 560-580 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Family is growing, I need help!
Purpose of loan:
This loan will be used to? get out of an upside-down situation at a 21% rate.

I have an auto loan which is at a very high rate of interest. At the same time we are having our 4th child soon, and we are going to sell our Accord and buy a minivan or something larger. I am hoping to use this loan to make that happen, both paying off the negative equity in my auto loan and financing the new car.

My financial situation:
I am a good candidate for this loan because? I have paid back two previous prosper loans on time and in full. My income has since increased and I have used that money to pay down debt! This is evidenced by the incredible improvement in my scores recently. YEAH!

I anticipate a quarterly bonus of over $4000 next month, which I will use to pay down some of this debt, and another bonus of similar size at year end (into Jan).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,900	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tender-reward1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want new equipment for business
Purpose of loan:
This loan will be used to purchase a few things I need for my new practice. As of now, I need to spend the money I am making to other expenses I had to put off as I was awaiting my license. The only reason I want this loan is to make my practice better right away rather than to wait a month from now.

My financial situation:
I am a good candidate for this loan because I am a promising new doctor whose business is increasing daily.?As my insurance credential go through, my business with increase even more. My potential income when all insurance credentialing takes place is $10,000 - $12,000 per month.
Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 300
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,494	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	compassion-eclipse	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I ran into a situation of borrowing too much from credit cards due my child's expenses but the situation has played itself out now looking pay down debt without paying all the credit card fees. I never missed a payment throughout the whole process.

Monthly net income: $ 4,300.00

Monthly expenses: $
??Housing: $900.00
??Insurance: $100.00
??Car expenses: $800.00
??Utilities: $50.00
??Phone, cable, internet: $35.00
??Food, entertainment: $50.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $1000.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	6.18% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	6%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,222	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kohliekohl	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-800 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Rental Property Loan
Purpose of loan:
This loan will be used to purchase a foreclosure house for the purpose of renting the house out for a profit. This will be the second foreslosed house I have bought for the purpose of renting. I only buy houses that need minimal repair and can be rented immediately for a profit. Michigan is one of the best places to buy foreclosed houses, as there are so many the value has been driven to the lowest I have ever seen it. I am gainfully employed with the U.S. Government and have been in my current position for the last 8 years, with 17 years total employment.?

My financial situation:
I am a good candidate for this loan because?I am gainfully employed with an annual salary of $104,000, and my wife is a scool teacher with an annual salary of $30,000. We have no car notes, and I have one credit card with $9000 on it that I am steadily paying down, as the 0% percent interest offer ends on it next month. Our primary house is a 30 year fixed mortgage is $1600 per month, which we easily pay out of our salaries. My other loan on the first rental house is $432 per month (5 year loan), which I gross $850 per month on rent. Positive cash flow on that loan is $200 per month.

I also recently paid of my first prosper loan that I had taken out for reinvestment in prosper. I love the concept of loaning to others, and hopefully michigan will get back on the loaning list soon.

Take Care and email me any questions you might have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2000	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	6y 3m
Amount delinquent:	$45	Revolving credit balance:	$5,483	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cyn415	Borrower's state:	California	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 680-700 (Jan-2008) 620-640 (Oct-2007) 620-640 (Mar-2007)
Principal balance:	$1,947.19	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
CONSOLIDATE AND NEW BUSINESS HELP
INTRODUCTION:?My name is Cynthia.I am currently working for?a glass company with my husband.I am happily married and have a wonderful?8 1/2 year old boy.?? I am relisting for a second loan because?my husband and I have just opened a new glass company in which we are partners and are looking to consolidate our debts into one and help out in our new glass company.We have had a little of difficulties as my father in law just underwent 2 eye surgeries and suffered from a stroke so we had to use money of which we had saved up.We are back on track but want to consolidate our accts if possibel into one.? One payment?is our goal.?????
LOAN PURPOSE
Here are my debts that I want to consolidate with this loan
Chase????????????????$2000.00
Prosper??????????????$1900.00
Husbads Loan????$4000.00
The remainder of the money which is about $2000.00 is to take my husband back to Mexico to see his fatehr which he has not been able to see since he suffered the stroke and had surgery.? It is a bit difficult but I would love to be able to accomplish this.? I have been up to date on all my payments and am requesting this loan to accomplish these goals as mentioned above.
EXPLANATION OF CREDIT PROBLEMS
I have 2 delinquencies on my credit report, but this are old. I stopped working and was on disability leave due to a Workers Compensation Injury and then had surgery and was unable to work for about 1 1/2 ?years. ?This is when I was facing financial difficulties and was late once or twice on my payments but I have stayed on top of my financial obligations and I am trying to work my credit scores back up. I have had no recent delinquencies.
BUDGET
My Income:? $2550. /mo working full time plus about $500-1000 income from my store (varies by month)??
Spouse's Income:? $2800/mo.
Expenses Before Prosper Loan:??
Rent/Mortgage:? $600.??
Insurance: $150??
Utilities (phone, cell, gas, electric, water): $200.00??
Food: $300??
Clothing: $100??
Entertainment: $200.??
Medical: $000( Through job)?
Miscellaneous: $250.00?? T
TOTAL EXPENSES: $?1,550.00 + Prosper Loan
LEFT OVER: $?4000.00 {Income - Expenses}
Changes After Prosper Loan:??
Prosper Loan: 750.00
Credit Cards/Loans: $?0.00?
TOTAL EXPENSES: $2300.??
LEFT OVER: $3000.00{Income - Expenses}?Money which I can use to help in opur new business. Business is called SANTANA WINDOW AND DOORS
CONCLUSION
I hope that there is someone out there that is willing to help me accomplish my goals. I hope you can see my trustworthiness and dependability and will support this loan.Thank you for taking the time to consider my request!? Please let me know if I can answer any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1998	Debt/Income ratio:	41%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,633	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	loot-economist1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying off credit cards"
Purpose of loan:
This loan will be used to help with credit card debt we developed over the last two years.Also it will help with our boys school tuition. I have three boys who are in prvate schools and the money would also help toward that?.

My financial situation:
I am a good candidate for this loan because?

My financial situation: I am a good candidate for this loan becauseI am a retired nyc fireman with a?restaurant business that?I share with my wife . i retired with a three quater?pension in 2006. My wife and I currently run a pizzeria restaurant . We are celebrating our 10 year anniversary this October 31 ST . Between my fire department pension plus our pizzeria bussiness we have been blessed financially .We have?developed credit card debt over the past two years for which we would like the money too help us lightened up on . ?We are fortunate that we are in a cash business that helps us to be flexible on what we do. Also even though the economy is tough right now, people still have to eat. Pizza can feed a family for under twenty dollars. Also every first of the month I get my pension from the fire dept.Monthly net income: $

Monthly expenses: $
??Housing: $?2800
??Insurance: $ 323????
??Car expenses: $ 850
??Utilities: $ 400
??Phone, cable, internet: $?350
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $???2000??
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$652.37

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1996	Debt/Income ratio:	27%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,632	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	devildog35	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 9% )	680-700 (Sep-2008) 660-680 (Nov-2007)
Principal balance:	$2,290.87	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Veteran needs Consolidation Loan
Purpose of loan:
This loan will be used to? Consolidate high interest loans and credit cards.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills when due.

Monthly net income: $ 7000

Monthly expenses: $
??Housing:?
??Insurance:?
??Car expenses:?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	66%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	88	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,138	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	money-paradise	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Cards
Purpose of loan:
This loan will be used to consolidate two high interest rate?credit cards into one fixed rate term loan in order to pay off debt.?This would then boost my credit score which would allow me to?apply for a?SBA loan to start my business. I guess you could say to?start my own economic stimulus.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time, never late, and have no delinquencies. The high amounts on my credit lines come from paying for school expenses?while trying to get my MBA; and,?all this while maintaining my fulltime employment as an accountant.?

Thank you for your time and consideration in viewing my Prosper listing. Your?assistance would be?greatly appreciated in helping me to?reach my goal.?By helping me to obtain my goal I could then help someone reach theirs in the future by becoming a Prosper lender myself.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 9.42%	Starting monthly payment:	$31.84

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1976	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,811	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shark1234	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Direct Deposit / No late Payments
I am currently employed full time. I have a college degree with a BA in business and have been employed for the past 10 years. I plan on using this loan to reinvest in a diversified Prosper Lending Portfolio with investments ranging in size from $25 to $50 with the intention of generating a higher spread then my proposed interest rate. I currently have significant liquidity exceeding $75,000 so this loan should be viewed as low risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	11.18% - 18.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	19%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,541	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diligent-rate	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off credit card debt and help me establish a strong credit foundation for future investments.

My financial situation:
I am a good candidate for this loan because I?have a stable income,?have made all of my payments on time and?over?the minimum for the past?four years,?and am?very serious about getting out of debt as soon as possible.? I?got into this debt over?six?years ago while working in a commission only job directly out of college.? Since working in my current career for over five years, I have paid off two credit cards and am looking for an opportunity to pay off my remaining debt faster with lower interest.? My goal is to be out of this credit card debt in 15 months.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $?150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600 (including what I currently pay for?credit cards and?would be allocating towards this loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,375.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$107.44

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	0y 11m
Amount delinquent:	$534	Revolving credit balance:	$1,507	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	OverSize	Borrower's state:	California	Borrower's group:	VETTED BORROWERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	620-640 (Latest)
Principal borrowed:	$2,555.00	< mo. late:	1 ( 4% )	520-540 (Jul-2007)
Principal balance:	$1,049.21	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2nd & Final Prosper Loan - Endorsed
Purpose of this loan: Consolidate debt, improve utilization. This loan will replace my current Prosper loan ($1150), my Capital One Card ($300) and my Mastercard ($850). This will improve my credit score by reducing bankcard utilization. This is one of several steps I am taking so that my wife and I will have our best financing opportunities when we purchase our home a year from now.

Employment and Income: I have been a civil engineer in land development since 2005. A year ago I joined my current employer where I also run the entire construction inspection division. We have over 100 employees and I am the #3 person in the firm behind our president and our controller. I have just received a raise from $75,000 to $90,000 and the firm plans to resume bonus payments now that our niche in the economy has stabilized.

My Financial Situation: Coming into focus nicely. My previous loan was a good step forward. New employment a year later was another boost. With lower debt and a savings plan for our FHA home loan in place, all that remains is to enhance my unused credit limit and get Experian to admit I have no DQ's (Equifax and Trans-Union already agree I'm clean).

Monthly Cash Budget
Net Income: $ 4718 (my new salary, bonuses not included)
Fixed Expenses: $ 2,680
Elective Expenses: $ 1,055 (includes savings)
Debt Service: $ 572
Monthly Cash Available: $ 411

Detailed budget information is available on my member page. Please ask questions. I work long hours and will answer just as soon as I can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1974	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	27y 8m
Amount delinquent:	$646	Revolving credit balance:	$120,740	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-bee7	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading
Purpose of loan:
This loan will be used to increase the value of real estate.

My financial situation:
I am a good candidate for this loan because, I always repay loans on or before due date.

Monthly net income: $ 8,000.00

Monthly expenses: $ 2,440.00
??Housing: $ 750.00
??Insurance: $ 135.00
??Car expenses: $ 150.00
??Utilities: $ 150.00
??Phone, cable, internet: $105.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 850.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,983	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	billi	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing new equipment
Purpose of loan:
This loan will be used to purchase a new ice machine.? Just a simple loan to get new equipment and keep my capital from being used.?

My financial situation:
I am a good candidate for this loan because I have over 8 years in the coffee industry and my 2 locations are making a good profit.? The first location was opened on April 8th and the second just 3 weeks ago.? I have invested all I have into the business and the banks will not lend to me because I am a new business.? With both coffee shops now open I take home a little over $5500 a month.? I do keep adding to my capital though since the second shop just opened we have spent a lot on marketing and advertising.? I invested over $85,000 in the first shop and a little over $30,000 in the second.? With both location i gross in sales of $48,000 a month.? Each location grosses a bit over $800 at this point.? However, business has began to pick up tremendously with college starting and the economy picking up.

Monthly net income: $ $5500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 350
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: "BUSINESS" pays all loans and credit - $1250 a month
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1984	Debt/Income ratio:	40%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$68,658	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	texteachnc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation of two personal loans
Purpose of loan:
This loan will be used to?

consolidate two personal loans? - one from GE and one from MBNA - the payoff on the GE loan is $3000 and the payoff on the MBNA loan is $4000 - I am asking for a Prosper loan of $6000 to put with $1000 of my own money?to complete the payoff.? The payments on both loans total $720 a month.? I would love to be able to pay these two personal loans off and to obtain a lower monthly payment with a Prosper loan and then use the extra money to apply toward paying off other credit cards we have.?? We do have a large amount of credit card debt due to having financed my family's move from Texas to NC in 2007.?? I am getting this credit card debt paid down - however - this would be an excellent way to accelerate the payoff of the card debt.

I am a good candidate for this loan because?

as I am fortunate to have an excellent and stable position managing a data center at my employee?s ?facility in North Carolina.?? In addition, my wife is a school teacher in the local school system. ?Our situation is this ? I worked for a large computer company in SC for 22 years, then we moved to Texas so I could take a position with my current employer in 2000 whom is a large computer hardware company.? ?After seven years in Texas, we were looking to move back to the east coast to be closer to family and my?employer offered me a position of managing the data center in NC. ?While that was a wonderful opportunity, we had to pay all our relocation expenses-.?? This was when we acquired our credit card debt.? In addition, we had to pay a year of ?out of state? tuition for our son to attend college in NC until we had been residents in NC for a year.? ?We are current on all our payments and have not been late ? however we do have a large amount of credit card debt we are have been working to pay down as fast as possible.??? ?We maintain a frugal budget, save as much money as we can, yet push as much money as we possibly can towards our credit card debt.? However,? with a Prosper loan to pay off the two personal loans, and with a lower monthly payment, I could accelerate the payoff of the other debt and continue to put money into savings.??

Monthly net income: $ 6000

Monthly expenses: $?3975
??Housing: $ 1300
??Insurance: $ 150
??Car expenses: $ none - our car?loans are paid off
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	24%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$435	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-goblin8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card & Loan
Purpose of loan:
This loan will be used to? Consolidate my credit card and personal loans

My financial situation:
I am a good candidate for this loan because? I have a $15,000.00 Annuity due from Workers Comp. Settlement, due at end of year.

Monthly net income: $ 926.31

Monthly expenses: $
??Housing: $ 0 - live w/?family
??Insurance: $ 78.60
??Car expenses: $ 660.42????
??Utilities: $ 84.29
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.23%	Starting borrower rate/APR:	11.23% / 13.35%	Starting monthly payment:	$328.48

Auction yield range:	4.18% - 10.23%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	8%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$140,420	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thrifty-deal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off AmEx - Stop Abuse
Purpose of loan:
This loan will be used to? pay off AmEx credit card balance ($32K) as part of my journey to become debt free. Help me also send a personal message to AmEx because of the abussive policies to increase rates over the last 18 months. My interest rate went from a 9.99% fixed to a variable rate, now aprox 16%, even though I have paid off more than $15K in the last 2 years.

My financial situation:
I am a good candidate for this loan because? Prosper Score = 9 out of 10. + personal financial situation is very stable. Though nothing should be taken for granted, I have been employed as professional for 10+ years in same company. I have never been late in any debt payment in my entire life. Salary does not include bonus amounts which I can't ensure, but are?5-15% of salary.?Working to become 100% debt free (excluding mortgage) over the next 4 years in order to experience financial peace. No additional financial burden will be assumed as a result of this loan. To the contrary, this loan will reduce the amount of my monthly financial obligations. Revolving credit balance is $92K HELOC 100% used, $32K?AmEx, rest Citi at 1.5% promo until paid off. All lines in pay-off mode, no new charges, Revolving credit use %?may seem?high, but it's the result of another abusive lender policies: all lines were reduced to?actual principal outstanding?balances, regardless of outstanding debt?management.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$715.68

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	42%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,382	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	superstar3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate CC's
Purpose of loan:
This loan will be used to?
My wife & I would like to consolidate our credit card debt at a lower APR, have one payment, and a light at the end of the tunnel.? This loan is to pay off balances on five credit cards that we accumulated through college and the beginning stages of our lives together starting a family.? We are now dedicated to the next chapter of our lives being credit card debt free!

My financial situation:
I am a good candidate for this loan because?
We are both insurance professionals in stable and secure jobs.? I have been with my company for over five years and she has been in her current position for three.? My wife has been in similar roles, but had to find a new company when I transferred with mine.? We have two small children who will have nice college savings started for them as soon as we are out of this debt!???

We are currently paying more than our minimum due on all of our bills and have never had a late pay for as long as I can remember.? Our budgeting has allowed us to make headway on this debt, but not as quick as we would like.? We are estimating that we will save over $3,500 over the next three years by consolidating, and adding the simplicity of one payment.? I have also estimated our DTI ratio at 33%, with 15% of this being our mortgage.? This DTI ratio is also based just on our salaries.? I do have a bonus plan that I typically bring in an additional $10,000/year, but am not including that since it is not a guarantee.??

We currently allocate $700 to our CC balances each month.? Our min due is approximately $400.? Our mortgage (PITI) runs us $1,242/mo.? We pay $700 towards our student loans which have a min due of apprx.? $500.? We have one car payment of $597/mo. Other expenses (utilities, gas, food, daycare, etc.) run about $1,500/mo. ?Total monthly expenses are $4,750.? Gross salaries between the two of us are $8,550 per month.? We are a younger healthy couple, both with health, life & accident insurance policies.??

Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2006	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,745	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	liberty-force	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
This loan will be used to consolidated my debt

I am a good candidate for this loan because, I will pay it every month from my bank account and my monthly income allows me.

<<b>Monthly net income: $ 7,100

??Housing: $ 2,200

??Insurance: included in home mortgage

??Car expenses: company car, i have no expenses for the car

??Utilities: $ 220

??Phone, cable, internet: $200

??Food, entertainment: $400

??Clothing, household expenses $200

??Credit cards and other loans: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$112.38

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	23	Length of status:	4y 8m
Amount delinquent:	$80	Revolving credit balance:	$8,104	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	alp_01803	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Vending Machines
Purpose of loan:
This loan will be used to? Will be used for two Vending Machines, (Snack & Coffee). I already have the vending Location. The location operates 5/24 and has 25 employee;s, plus visitors. The Business is Produce ctr and always has drivers coming and going.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $?150.00
??Car expenses: $ 100.00
??Utilities: $ in rent
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$319.61

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,054	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	UND_Sioux	Borrower's state:	Texas	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 66% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	10 ( 34% )	620-640 (Dec-2007) 600-620 (Mar-2007) 600-620 (Mar-2007) 600-620 (Feb-2007)
Principal balance:	$1,861.06	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
2nd Prosper Loan - Light at the End
Thanks you to those that helped me on my first loan.? Now, I have decided to get more aggressive in paying off the rest of my debt.??At the end of this loan, I will be debt free.? It sounds so good to even say it...I AM DEBT FREE.

After a few years out of the airline industry, I decided in 2006 to return to flying.? I left an $80,000 per year job so I could continue with what I love to do.? Unfortunately, my pay was reduced nearly 75%.? After September 11, the airline industry hit some hard times, and I lost my job.? I couldn't find another one right away, and bills got really tight, really quick.? I had to declare Ch. 7.? That is why my score is low.? I had perfect AA credit before that, and I am on my way to building it back up.?

Here are the financials:

Monthly Net Income: $3430

Monthly Bills:

Car note: $575
Car Insurance: $100
Cell Phone: $75
Fuel:? $200
Food: $200
My half of the mortgage and utilities: $550

$3430-1700= $1730 leftover to pay back this Prosper Loan

Please help and please feel free to ask any questions.? The credit cards are cut up.? I want to be out of debt for good and live on a cash system.? No financing anything, ever again.? Thanks. for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	3%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	34	Length of status:	28y 1m
Amount delinquent:	$602	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worthy-point	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel bathroom and kitchen
Purpose of loan:
This loan will be used to remodel a bathroom that has not been touched in years, and replace a kitchen floor that has ripped and torn linoleum.

My financial situation:
I am a good candidate for this loan because...I feel I am honest and reliable.? I do not have credit card debt, but my credit score is not strong because of debt amassed during the time of my divorce years ago.? I am loyal and hardworking, having been at the same company for over 28 years, now as the Senior Engineer.? It is impossible for me to get a loan this size from local lending institutions because of the current economic situation.? I live up to my commitments and agreements and would ask that someone give me the opportunity to prove myself.

Monthly net income: $ 3647.00

Monthly expenses: $ 2698.00
??Housing: $ 1,043
??Insurance: $ 370.00 (House and Car)
??Car expenses: $ 200.00
??Utilities: $ 185.00? (Electric and Water/Trash)
??Phone, cable, internet: $ 300.00 (Phone, cell phone, internet, satellite)
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1987	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	3
Screen name:	trade-eclair	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Loan
Purpose of loan:
This loan will be used to move my family. My wife was in a serious car accident October, 2008. We are waiting for her car settlement to come through. We have lived in our apartment for 11 years and on top of everything else, our landlord past away. His heirs have decided to sell the property, thus we need to move.

My financial situation:
I am a good candidate for this loan because in addition to my steady employment I also have another $30-40,000?income I bring in a year doing online sales. I am motivated to pay back my loan because I went bankrupt and was discharged in January, 2009, thus I cannot afford to not repair my credit. Anyone who decides to bid on this loan will make money for themselves because I am willing to pay a high interest rate. I will never miss a payment, because quite simply my family comes first, and it is important to me to take care of this debt if I receive the money, as well as take care of my wife and my 8 year old child. We have no family to borrow from, thus we are unfortunately, with the loss of my wife's income in this terrible situation.? Additionally I would be willing to put forth an automated debit ACH schedule thru my bank which would automatically be taken out on either the 15th or the end of the month to the person who decides to fund this loan (I picked these dates because that is when I get paid). I hope that someone will see this ad and take heart to what I am asking for here.? We currently have a loan with Toyota for our truck, of which I am changing the payment schedule so the payments will not reflect coming in late (its a matter of what is a better day to pay the loan off).? Thanking everyone for consideration.

Monthly net income: $ 5,000

Monthly expenses: $ 2790
??Housing: $ 1600
??Insurance: $?140
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$329.41

Auction yield range:	14.18% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,057	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lively-pound	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Divorce Lawyer
Purpose of loan:
This loan will be used to? Pay for a Divorce Attorney..

My financial situation:
I am a good candidate for this loan because? I have the available funds monthly, I just dont have it in a lump sum as the lawyers want.

Monthly net income: $ 5320.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 0.00
??Car expenses: $ 400.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 400.000
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,447	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	consummate-leverage	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Refi
Purpose of loan:
I'm paying close to 30% in interest?on my credit card. I could slowly pay it off over time now that I've stopped using it, but I think this rate is redicilous so I want to get a loan at a much lower rate so that I can pay it of quicker.

My financial situation:
I've always paid my bills in full and on time. I have sufficient income to support payments on a loan. I have a?some debt on my credit report?that I pay through my company (car loan, student loans, etc.) and I also run some of my personal expenses through my company (gas,?insurance,?travel, etc.).

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?130
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$266.98

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	7%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$33,436	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-alert	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off the high interested credit card debt I currently have and consolidate the rest into one loan with lower finance charges.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I am applying for this loan now to take advantage of a better way to consolidate debt at more competitive rates.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 12.78%	Starting monthly payment:	$835.50

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	28%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,046	Occupation:	Executive
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LadyEntrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WBE Business Cash Flow
Purpose of loan:
We are a women-owned business. We are currently working on government contracts and are looking for a loan to expand the business. We have been in business for over 18 years and continue to be profitable year after year. We will use this loan to help add another programmer to expand our product line.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	3	Total credit lines:	21	Length of status:	3y 11m
Amount delinquent:	$50	Revolving credit balance:	$907	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	horse164	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
redoing the floors
Purpose of loan:
This loan will be used to replace flooring in household.?

My financial situation:
I am a good candidate for this loan because because I have a guaranteed monthly income because of a permanent disability.

Monthly net income: $
775.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00????0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $?0.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$90.38

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,990	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cerebral-yield	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I consistently make payments on my accounts monthly on time.? My credit suffered lately from closing an account rather than see my interest go from 8.9% to 29.9%.?

Monthly net income: $?1800

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 50
??Car expenses: $ 120
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$284.49

Auction yield range:	14.18% - 20.50%	Estimated loss impact:	15.62%
Lender servicing fee:	1.00%	Estimated return:	4.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	35%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,827	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Sirenisis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 600-620 (Apr-2008)
Principal balance:	$4,260.14	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidate high interest debt
Purpose of loan:
This loan will be used to consolidate high interest debt from my Home Depot Card. I borrowed from Prosper and placed the rest on a Home Depot Card. interest is too high. Would like a lower interest rate through a second prosper loan.

My financial situation:
I am a good candidate for this loan because I have not paid late on any account in over?4 years. I can afford the loan with my own income, but credit problems from 4-6 years ago still affect my rating. I have one current prosper loan, never paid late.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 300 (husband pays mortgage)
??Insurance: $ 160
??Utilities: $ 200
??Phone, cable, internet: $ (paid by husband)
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2004	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,089	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Visionary85	Borrower's state:	NewJersey	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Hello, and thank you for considering my loan.? I would like to use this loan to pay off my credit cards more quickly, and lower my interest rate in the process. I am the type of person who is very serious about paying people back, and being reliable financially.? This loan would really help me to save money on interest, and keep my balances low, which is important to me.

My financial situation:
I am a good candidate for this loan because I am very good with my money, and I take great pride in being independent and paying off my debts.? I work for my family business, which is very stable, and I basically can never lose my job.? I make a healthy $40,000/yr, and I routinely pay off $400-500 each month on my credit cards, so paying the $130 monthly payment for this loan will be no problem at all for me.? Thank you again for considering my loan request, it will help me very much in saving money on credit card interest!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$249.50

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1980	Debt/Income ratio:	39%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,034	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-prodigy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Appliance Repair Business
Business: This start-up business is part of a nationally know franchise that services home and light commercial appliances. Franchise consists of a large protected territory in a huge midwestern city as well as access to a proven customer retention system.? Customer focus is on upper income households which tend to repair instead of buy new. ?Another facet of business is providing manufacture warranty work for both home and commercial businesses. Based on franchisor?s historical data we should see a first year net income of $29k, years 2 and 3 we should see net profits of $105k and $190k.

Purpose: Funding will be used as working capital during the first 4 months of the business which will begin December and last through March which is typically the slow months of the year. Funding will also be used to purchase advertising material, technician tools and parts inventory.

My financial situation:
As with most small startup companies, acquiring financing is tough in the current economy however I do have a good credit score of 700+ with no bankruptcies. I?ve already put close to $70k into the business and by showing credit worthiness and business competency I?ve been fortunate enough to be awarded a sizable franchise by the franchisor. Also, until the doors open of this new business I will continue to work full time as well as my wife.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$645.02

Auction yield range:	17.18% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1994	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	50	Length of status:	1y 10m
Amount delinquent:	$1,151	Revolving credit balance:	$18,624	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	subtle-ore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards
Purpose of loan:
The loan will be used to payoff credit cards that I have fallen behind on payments. I want to consolidate all 7 credit cards to one monthly payment.

My financial situation:
My financial situation is tight as the minimum payments on the cards is too much to handle at this point. I am late on payments and need to catch up and pay them off and have one payment. The minimum payments have

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 2800
??Insurance: $ 187.50
??Car expenses: $ 420
??Utilities: $0
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$66,254	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Thrifty	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2009) 780-800 (Nov-2006) 760-780 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Purchasing a Rental Property
Thanks for looking at my listing.? I have been a Prosper member since summer 2006, having borrowed (and repaid the loan) and invested in other loan requests.? I attended both Prosper Days conferences and am hoping I will have the ability to loan money again (I live in Alabama and Prosper is seeking approval to allow me to lend once again) some day soon.

I would like to borrow $18,000 to purchase a rental property.? The purchase price is just under $160,000 and I am paying with cash.? However, I am just a bit short.? The house is new construction (http://www.drhorton.com/corp/GetCommunity.do?dv=45&pr=44240) in Calera, AL, the fastest growing city in the fastest growing county in Alabama. I already have a 7 year signed lease agreement for this property.? I have personally known the tenants for about 20 years (since the 6th grade) and they have been renting from me in another house since May, 2006.? The husband has taken a new job and currently has a 2 hour commute, which is why they would like to move.? They also have added to the family since they first rented from me and need a bigger place.

I am charging $1,436 per month in the first year, with a 3% increase each year.? The mother-in-law is retired and has moved in with the family and will be contributing $500 per month towards this rent amount.? The husband earns $55,000 plus monthly bonuses.? His car is paid for and as far as I know the only other obligations he currently has are student loans.

I currently own 6 rental properties (this will be my 7th) and my primary residence.? Four of those properties are owned outright.? After paying mortgages on the other two properties, plus taxes, insurance and HOA dues, I net about $2,400 per month before adding the income I will be receiving with this property.? Please keep in mind that I am not taking out a mortgage on this home, so the majority of the rent is cash flow for me.? I also have a day job, but my debt-to-income ratio would be skewed since I owe mortgage debt on a total of 3 properties.

As far as risk, well, I have never, ever paid anything late (not even by a couple days past the due date!).? I think people who do not pay their bills should be charged CRIMINALLY for THEFT.? But since this isn't the case, you'll just have to understand my word is my bond.? I opened my first credit card 14 years ago and to date have NEVER missed a payment on any obligation.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.05%	Starting borrower rate/APR:	22.05% / 24.31%	Starting monthly payment:	$191.08

Auction yield range:	14.18% - 21.05%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1984	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,366	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bmw323	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2009) 680-700 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
My Wedding
Purpose of loan:
This loan will be used for my wedding and honeymoon.? The is plan for next year but we need to start putting money down on different things and making plan for are honeymoon too.? I found out that a wedding is not cheap and for my future wife,?I want this to be her best day, thank you.

My financial situation:
I am a good candidate for this loan because have a good paying job and I a previous loan from Prosper which was paid off early.

Monthly net income: $7000

Monthly expenses: $
??Housing: $800
??Insurance: $100
??Car expenses: $200
??Utilities: $80
??Phone, cable, internet: $100
??Food, entertainment: $150
??Clothing, household expenses $100?
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	30%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,355	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	benefit-accelerator	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?consolidate credit cards into one payment. To stop credit card from companies from raising interest rate

My financial situation:
I am a good candidate for this loan because? 49 year old truck driver, who is currently working thru this recession and current on all credit cards and other bills.? With credit card companies keep raising their interest rate every two or more months.? Where interest started around eight percent now is above twenty five percent.?? I currently pay above minimum payment and they seem to change the interest rate after two payments to a higher interest rate.? In other words the more I pay the more they keep raising the rate.? With a fixed loan I could pay down and down debt and not worry about increasing of interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1991	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	18	Length of status:	0y 3m
Amount delinquent:	$52	Revolving credit balance:	$7,936	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Kechhi	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2 be FREE of the credit card "VISE"
Purpose of loan:
This loan will be used to?Get my life back on track?by paying off these?credit cards.

My financial situation:
I am a good candidate for this loan because?I got into this mess and?definitely learned from?this embarrassment.?I just need that chance prove it?and pay this all back myself, not through bankruptcy. And I' am in the process of moving to place with lower rent cost.??

Monthly net income: $ 22,884

Monthly expenses: $
??Housing: $ 846
??Insurance: $
??Car expenses: $ 178
??Utilities: $?89
??Phone, cable, internet: $ 68
??Food, entertainment: $?80/00
??Clothing, household expenses $?00
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$869.83

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1992	Debt/Income ratio:	49%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 1m
Amount delinquent:	$4,520	Revolving credit balance:	$0	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	brginhuntr	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Student Loan Rate
Purpose of loan:
This loan will be used to? pay off student loans. I have already consolidated them but would like to see if I can get a lower rate.

My financial situation:
I am a good candidate for this loan because? Ithis is my only monthly occurring bill. All my vehicles, credit cards, etc are paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,522	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	111%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	soe840	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a home business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I will make prompt payments.

Monthly net income: $ 3000

Monthly expenses: $ 1740
??Housing: $ 715
??Insurance: $
??Car expenses: $ 165
??Utilities: $ 150
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 30
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	21%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	credit-visionary2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Dbt
Purpose of loan:
This loan will be used to pay of my loans which I happened to take during my graduation.

My financial situation:
I am a good candidate for this loan because I prefer to lead a debt free life and my present income will allow me to get debt free if not my high interest rate. I would consolidate all of my debt under one entity to get out debt faster.
Information in the Description is not verified.